Exhibit 10.44

EXECUTION

AMENDMENT NUMBER NINETEEN

to the

MASTER REPURCHASE AGREEMENT

Dated as of December 9, 2010,

among

PENNYMAC CORP., PENNYMAC HOLDINGS, LLC and PENNYMAC LOAN SERVICES, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER NINETEEN (this “Amendment Number Nineteen”) is made this 6th day of July, 2015 among PENNYMAC CORP. and PENNYMAC HOLDINGS, LLC f/k/a PENNYMAC MORTGAGE INVESTMENT TRUST HOLDINGS I, LLC (each, a “Seller” and jointly and severally, the “Seller” or “Sellers”), PENNYMAC LOAN SERVICES, LLC (“Servicer”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of December 9, 2010, among Sellers, Servicer and Buyer, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Sellers have requested that Buyer agree to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, each Seller and Servicer represents to Buyer that the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of July 6, 2015 (the “Amendment Effective Date”):

(a) Section 12(h) of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

Investment Company Act. No Seller Party is an “investment company” or a company controlled by an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Each Seller Party (i) has been structured so as not to constitute, and is not, a “covered fund” for purposes of Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), and (ii) is relying upon an exception or exemption from the registration requirements of the Investment Company Act other than those set forth in Sections 3(c)(1) and 3(c)(7) of the Investment Company Act.

SECTION 2. Fees and Expenses. Sellers agree to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Nineteen (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 3. Representations. Each Seller and Servicer hereby represents to Buyer that as of the date hereof, the Seller Parties are in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number Nineteen shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER NINETEEN SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number Nineteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Nineteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Sellers, Servicer and Buyer have caused this Amendment Number Nineteen to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

PENNYMAC HOLDINGS, LLC
(Seller)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

PENNYMAC LOAN SERVICES, LLC,
(Servicer)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

CITIBANK, N.A.
(Buyer and Agent, as applicable)

By:	/s/ Susan Mills
Name:	Susan Mills
Title:	Vice President
Citibank, N.A.

Acknowledged:

PENNYMAC MORTGAGE INVESTMENT TRUST

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Managing Director, Treasurer

Amendment Number 19 to Master Repurchase Agreement REIT-NPL